EXHIBIT 99.2
LETTER OF TRANSMITTAL
To Tender for Exchange
8 1/2% Senior Notes due 2015
of
MEDIACOM BROADBAND LLC
AND
MEDIACOM BROADBAND CORPORATION
Pursuant to the Prospectus Dated ______, 2007

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___, 2007 UNLESS EXTENDED (THE “EXPIRATION DATE”).
PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS
If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent:
Deutsche Bank Trust Company Americas
(the “Exchange Agent”):

BY OVERNIGHT COURIER:	BY FACSIMILE:	BY HAND:
(615) 835-3701
DB Services Tennessee, Inc. Trust and	Confirm by Telephone:	DB Services Tennessee, Inc. Trust and
Securities Services	(800) 735-7777	Securities Services
648 Grassmere Park Road		648 Grassmere Park Road
Nashville, TN 37211		Nashville, TN 37211

Attention: Reorganization Unit		Attention: Reorganization Unit
BY MAIL:

DB Services Tennessee, Inc.
Reorganization Unit
P.O. Box 305050
Nashville, TN 37211
     Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.
     For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at (800) 735-7777.
     The undersigned hereby acknowledges receipt of the Prospectus dated ___, 2007 (the “Prospectus”) of Mediacom Broadband LLC, a Delaware limited liability company (“Mediacom”), and Mediacom Broadband Corporation, a Delaware corporation and a wholly-owned subsidiary of Mediacom (“MBC” and, together with Mediacom, the “Issuers”), and this Letter of Transmittal (the “Letter of Transmittal”) that together constitute the Issuers’ offer (the “Exchange Offer”) to exchange $1,000 in principal amount of its 8 1/2% Senior Notes due 2015 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the “Securities Act”), pursuant to a Registration Statement, for each $1,000 in principal amount of its outstanding 8 1/2% Senior Notes due 2015 (the “Notes”), of which $500,000,000 aggregate principal amount is outstanding. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     The undersigned hereby tenders the Notes described in Box 1 below (the “Tendered Notes”) pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Notes and if the undersigned holds the Tendered Notes for the account of a beneficial owner(s), the undersigned represents that it has received from each beneficial owner of the Tendered Notes listed in Box 2 (the “Beneficial Owner(s)”) a form of Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant duly completed and executed by the Beneficial Owner(s) which accompanied this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.
     Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, the Issuers, all rights, title, and interest in, to and under the Tendered Notes.
     Please issue the Exchange Notes exchanged for Tendered Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions” below (Box 3), please send or cause to be sent the certificates for the Exchange Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.
     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent, as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Notes to the Issuers or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Issuers on the books of the registrar for the Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to which the undersigned is entitled upon acceptance by the Issuers of the Tendered Notes pursuant to the Exchange Offer and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.
     The undersigned understands that tenders of Notes pursuant to the procedures described under the caption “Exchange Offer” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption “Exchange Offer—Withdrawal of Tenders.” All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors and assigns of the undersigned and such Beneficial Owner(s).
     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Tendered Notes and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims when the Tendered Notes are acquired by the Issuers as contemplated herein. The undersigned and each of the Beneficial Owner(s) will, upon request, execute and deliver any additional documents reasonably requested by the Issuers or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.
     The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.
     By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Exchange Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Issuers and (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the “Commission”) set forth in the no-action letters that are discussed in the section of the Prospectus entitled

“Exchange Offer.” Each broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities hereby acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, such broker-dealer is not deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE “Use of Guaranteed Delivery” BELOW (Box 4).

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE “Use of Book-Entry Transfer” BELOW (Box 5).

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO. Name: Address:
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING THE BOXES
BOX 1

DESCRIPTION OF NOTES TENDERED
(Attach additional signed pages, if necessary)
Name(s) and Address(es) of Registered		Aggregate
Note Holder(s), exactly as name(s)		Principal Amount	Aggregate
appear on Note Certificate(s)	Certificate Number(s)	Represented by	Amount Principal
(Please fill in, if blank)	of Notes*	Certificate(s)	Tendered**

Total

*	Need not be completed by persons tendering by book-entry transfer.
**	The minimum permitted tender is $1,000 in principal amount of Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Note Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

BOX 2

BENEFICIAL OWNER(S)
State of Principal Residence of Each	Principal Amount of Tendered Notes
Beneficial Owner of Tendered Notes	Held for Account of Beneficial Owner

BOX 3

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5, 6 and 7)
TO BE COMPLETED ONLY IF EXCHANGE NOTES EXCHANGED FOR NOTES AND UNTENDERED NOTES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.
Mail Exchange Note(s) and any untendered Notes to:
Name(s):

(please print)
Address:

(include Zip Code)
Tax Identification or Social Security No.:

BOX 4

USE OF GUARANTEED DELIVERY
(See Instruction 2)
TO BE COMPLETED ONLY IF NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.
Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

BOX 5

USE OF BOOK-ENTRY TRANSFER
(See Instruction 1)
TO BE COMPLETED ONLY IF DELIVERY OF TENDERED NOTES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

Name of Tendering Institution:

Account Number:

Transaction Code Number:

BOX 6

TENDERING HOLDER SIGNATURE
(See Instructions 1 and 5)
In Addition, Complete Substitute Form W-9

X

X

(Signature of Registered Holder(s) or
Authorized Signatory)
Note: The above lines must be signed by the registered holder(s) of the Notes as their name(s) appear(s) on the Notes or by person(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.

Name(s):

Capacity:

Street Address:

(include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

Signature Guarantee
(If required by Instruction 5)
Authorized Signature

X

Name:

(please print)

Title:

Name of Firm:

(Must be an Eligible Institution
as defined in Instruction 2)

Address:

(include Zip Code)
Area Code and Telephone Number:

Dated:

MUST BE COMPLETED BY TENDERING HOLDER(S)

PAYER’S NAME: DB Services Tennessee, Inc. Trust and Securities Services

SUBSTITUTE	Part 1—PLEASE PROVIDE YOUR	TIN:

Form W-9 Department of the Treasury Internal Revenue Service	TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW		Social Security Number or Employer Identification Number

Payer’s Request for Taxpayer Identification Number (“TIN”)	Part 2—TIN Applied for ☐

Certification: Under penalties of perjury, I certify that:

(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the attached Guidelines.)

SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU IN CONNECTION WITH THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR
WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before reportable payments are made, all reportable payments made to me will be subject to backup withholding until I provide such number.

SIGNATURE	DATE

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER
     1. Delivery of this Letter of Transmittal and Notes. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for Tendered Notes must be received by the Exchange Agent at its address set forth herein or such Tendered Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption “Exchange Offer—Procedures for Tendering Initial Notes” (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for Tendered Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Notes should be sent to the Company. Neither the Issuers nor the registrar are under any obligation to notify any tendering holder of the Issuers’ acceptance of Tendered Notes prior to the closing of the Exchange Offer.
     2. Guaranteed Delivery Procedures. Holders who wish to tender their Notes but (i) whose Notes are not immediately available, (ii) who cannot deliver their Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed on a timely basis and an Agent’s Message delivered, must tender their Notes according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an “Eligible Institution”); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of the Tendered Notes and the principal amount of Tendered Notes, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date this Letter of Transmittal together with the certificate(s) representing the Notes in proper form for transfer, or a book-entry confirmation with an Agent’s Message, as the case may be, and the Letter of Transmittal and any other documents required by the Letter of Transmittal but not previously delivered to the Exchange Agent will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal, as well as all other documents required by this Letter of Transmittal with any required signature guarantees or an Agent’s Message, in the case of a book-entry transfer, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all Tendered Notes in proper form for transfer, or a confirmation of a book-entry transfer into the Exchange Agent’s account at the book-entry transfer facility, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Notes prior to 5:00 p.m., New York City time, on the Expiration Date. The term “Agent’s Message” means a message transmitted by the book-entry transfer facility to, and received by, the Exchange Agent and forming a part of the book-entry transfer confirmation, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the Notes that the participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Issuer may enforce such agreement against the participant.
     3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name Tendered Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

     4. Partial Tenders. Tenders of Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled “Aggregate Principal Amount Tendered” of the box entitled “Description of Notes Tendered” (Box 1) above. The entire principal amount of Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes held by the holder is not tendered, then Notes for the principal amount of Notes not tendered and Exchange Notes issued in exchange for any Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.
     5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes, the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement or any change whatsoever.
     If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Notes are held.
     If this Letter of Transmittal is signed by the registered holder(s) of Tendered Notes, and Exchange Notes issued in exchange therefor are to be issued (and any untendered principal amount of Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Notes or transmit a properly completed bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.
     If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Notes, such Tendered Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Notes, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.
     If this Letter of Transmittal or any Tendered Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.
     Endorsements on Tendered Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.
     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Notes are tendered (i) by a registered holder who has not completed the box set forth herein entitled “Special Delivery Instructions” (Box 3) or (ii) by an Eligible Institution.
     6. Special Delivery Instructions. Tendering holders should indicate, in the applicable box (Box 3), the name and address to which the Exchange Notes and/or substitute Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.
     7. Transfer Taxes. The Issuers will pay all transfer taxes, if any, applicable to the exchange of Tendered Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Notes listed in this Letter of Transmittal.
     8. Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a Holder (including, for purposes of this section, a Beneficial Owner of the Notes) whose tendered Notes are accepted for exchange is required to provide the Exchange Agent with such Holder’s correct taxpayer identification number (“TIN”) on Substitute Form W 9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the “IRS”) may subject the Holder or other payee to a $50 penalty. In addition, payments to such Holders or other payees with respect to Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding at a rate of 28%.
          The box in Part 2 of the Substitute Form W 9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder or other payee must also complete the box captioned Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the box captioned Certificate of Awaiting Taxpayer Identification Number is completed, the Holder will be subject to backup withholding on all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period beginning with the date it receives the Substitute Form W 9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W 9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, backup withholding will apply to all payments made thereafter until a correct TIN is provided.
     Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such Holders (other than foreign persons) should nevertheless complete the attached Substitute Form W 9 and write “Exempt” on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed and appropriate IRS Form W-8 (instead of Substitute Form W-9), signed under penalties of perjury, attesting to that Holder’s exempt status. Please consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W 9” for additional guidance on which Holders are exempt from backup withholding.
     Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the IRS.
     9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding. The Issuers reserve the right to reject any and all Notes not validly tendered or any Notes the Issuers’ acceptance of which would, in the opinion of the Issuers or their counsel, be unlawful. The Issuers also reserve the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Notes as to any ineligibility of any holder who seeks to tender Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuers shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Notes must be cured within such time as the Issuers shall determine. Neither the Issuers, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.
     10. Waiver of Conditions. The Issuers reserve the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Notes.

     11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Notes or transmittal of this Letter of Transmittal will be accepted.
     12. Mutilated, Lost, Stolen or Destroyed Notes. Any tendering holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.
     13. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.
     14. Acceptance of Tendered Notes and Issuance of Notes; Return of Notes. Subject to the terms and conditions of the Exchange Offer, the Issuers will accept for exchange all validly tendered Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted tendered Notes when, as and if the Issuers have given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under “Special Delivery Instructions” (Box 3).
     15. Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption “Exchange Offer-Withdrawal of Tenders.”

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.
Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.
The table below will help determine the taxpayer identification number to give the payer.

	Give the		Give the EMPLOYER
For this type of	SOCIAL SECURITY	For this type of	IDENTIFICATION
account:	number of —	account	number of —

1. Individual	The individual	6. Sole proprietorship	The owner[3]

2. Two or more individuals (joint account)	The actual owner of the account, or if combined funds, the first individual on the account[1]	7. A valid trust, estate, or pension trust	The legal entity[4]

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]	8. Corporate	The corporation

4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee[1]	9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]	10. Partnership	The partnership

5. Sole proprietorship	The owner[3]	11. A broker or registered nominee	The broker or nominee

		12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Obtaining a Number
If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.
Payees Exempt from Backup Withholding
Payees specifically exempt from backup withholding include:
•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.
Payees that may be exempt from backup withholding include:
•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

•	A futures commission merchant registered with the Commodity Futures Trading Commission

•	A foreign central bank of issue.
Payments of dividends and patronage dividends generally exempt from backup withholding include:
•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.
Payments of interest generally exempt from backup withholding include:
•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt- interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.
Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.
Exempt payees described above must file Substitute Form W-9 to avoid possible backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE THEREOF, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.
Privacy Act Notice.
Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally backup withhold on taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
(1) Failure to Furnish Taxpayer Identification Number—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) Criminal Penalty for Falsifying Information—Willfully falsifying certificates or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT
OR THE INTERNAL REVENUE SERVICE.